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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 30, 1999

            DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the
                   Pooling and Servicing Agreement, dated as
             of August 1, 1999, providing for the issuance of the
                        DLJ MORTGAGE ACCEPTANCE CORP.,
                     First Nationwide Trust Series 1999-4
              Mortgage Pass-Through Certificates, Series 1999-4).
                         DLJ MORTGAGE ACCEPTANCE CORP.

            (Exact name of registrant as specified in its charter)

         Delaware                   333-75921               13-3460894
----------------------------       -----------          ------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)

  277 Park Avenue
  New York, New York                                          10172
----------------------------                                ----------
 (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 892-3000

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Item 5.  Other Events.
------   ------------

Filing of Certain Materials
---------------------------

         Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp. (the "Company") is filing an Opinion re Tax Matters (the "Opinion") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1999-4.

         The Opinion is filed as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1      Opinion of Brown & Wood LLP re Tax Matters.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 25, 1997 and prospectus supplement dated February 25, 1997, of the Company, relating to its Mortgage Pass-Through Certificates, Series 1997-1.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DLJ MORTGAGE ACCEPTANCE CORP.

                                  By: /s/ Shannon Smith
                                      -----------------------------------
                                      Name:    Shannon Smith
                                      Title:   Senior Vice President

Dated: August 31, 1999


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Exhibit Index
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Exhibit                                                            Page
------                                                             ----

8.1    Opinion of Brown & Wood LLP re Tax matters                    5


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Exhibit 8.1
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                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                August 30, 1999

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York  10172

               Re:      DLJ Mortgage Acceptance Corp.
                        First Nationwide Trust Series 1999-4
                        Mortgage Pass-Through Certificates,
                        Series 1999-4
                        -------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel for DLJ Mortgage Acceptance Corp., a Delaware corporation (the "Company"), in connection with the issuance of the Mortgage Pass-Through Certificates of the above-referenced Series (the "Certificates"). The Class IPP-A-1, Class IIPP-A-1, Class IIIPP-A-1, Class IVPP-A-1, Class P, Class X, Class A-R, Class C-B-1, Class C-B-2, Class C-B-3 and Class C-B-4 Certificates are referred to herein as the "Public Certificates".

         The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Pooling and Servicing Agreement") among the Company, as depositor, First Nationwide Mortgage Corporation ("First Nationwide"), as a seller and the servicer, Headlands Mortgage Company ("Headlands"), as a seller, and First Nations Bank of Chicago, as trustee (the "Trustee"). The assets of the Trust Fund will consist primarily of a pool of conventional fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

                  (1) Signed copy of the Registration Statement on Form S-3 (File No. 333-759251) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on August 6, 1998, together with each amendment thereto (such registration statement, in the form it was declared effective by the Commission, is referred to herein as the "Registration Statement").

                  (2) The Prospectus dated July 1, 1999 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated August 26, 1999 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

                  (3) The Pooling and Servicing Agreement (together with the Prospectus, the "Documents").

                  (4) A specimen Certificate of each Class of Certificates.

         In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

         As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Public Certificates.

         As of the Closing Date, each REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming
(i) an election is made to treat the assets of each REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement, and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder. The Public Certificates and the Class C-B-5, Class C-B-6 and Class C-B-7 Certificates represent the ownership of regular interests in the Upper Tier REMIC. The Class R Certificates represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling and Servicing Agreement.

         The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                 Very truly yours,